Net Loss Per Share	6 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
Net Loss Per Share	Net Loss per Share
Basic net loss per share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. Preferred shares, outstanding common share purchase warrants, and outstanding options are considered common stock equivalents and are only included in the calculation of diluted earnings per common share when net income is reported and their effect is dilutive.
Anti-dilutive common share equivalents excluded from the computation of diluted net loss per share were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Common share purchase warrants	19,858,539	1,519,564	19,858,539	1,519,564
Options and RSUs outstanding	4,465,314	101,175	4,465,314	101,175
Preferred shares issued and outstanding	96,000	6,858,079	96,000	6,858,079